UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2014

PLASMATECH BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9314	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4848 Lemmon Avenue, Suite 517, Dallas, TX 75219

(Address of principal executive offices) (Zip Code)

(214) 905-5100

(Registrant’s telephone number, including area code)

ACCESS PHARMACEUTICALS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Item 8.01. Other Items

On December 4, 2014, presentations relating to our technology, business and corporate financial structure were made to investors. Further presentation will be made to investors during December 2014. The presentation is attached as Exhibit 99.1 and is incorporated herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Presentation entitled “PlasmaTech Biopharmaceuticals”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlasmaTech Biopharmaceuticals, Inc.
(Registrant)

By:	/s/ Harrison Wehner
Harrison Wehner
President and
Chief Financial Officer

Date: December 4, 2014

EXHIBIT INDEX

Exhibit Number

99.1	Presentation entitled “PlasmaTech Biopharmaceuticals”